THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account C

Multi-Fund® 5

Prospectus Supplement dated April 4, 2016

This supplement outlines a change to the investment options that are available under your Multi-Fund® 5 variable annuity. All other provisions outlined in your prospectus remain unchanged.

Wells Fargo VT Intrinsic Value Fund. Wells Fargo Advantage Funds has informed us that the Wells Fargo VT Intrinsic Value Fund will be liquidated on or about April 29, 2016, and as a result, will no longer be available as an investment option under your contract. You must transfer all money out of the Wells Fargo VT Intrinsic Value Fund Subaccount and into another Subaccount within your contract prior to the close of business April 27, 2016.

For complete details regarding this fund closure, please refer to the fund’s prospectus, as supplemented.